UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2008 (June 2, 2008)

GLOBAL BPO SERVICES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (617) 517-5232

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON FEBRUARY 12, 2008, GLOBAL BPO SERVICES CORP. (“GBPO”) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT IN CONNECTION WITH ITS PROPOSED MERGER WITH STREAM HOLDINGS CORPORATION (“STREAM”) AND INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GBPO STOCKHOLDERS. STOCKHOLDERS OF GBPO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GBPO’S PRELIMINARY PROXY STATEMENT, AMENDMENTS THERETO AS THEY BECOME AVAILABLE, AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED BY GBPO WITH THE SEC IN CONNECTION WITH GBPO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STREAM, GBPO AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: GLOBAL BPO SERVICES CORP., 125 HIGH STREET, 30TH FLOOR, BOSTON, MA 02110, TELEPHONE (617) 517-3252.

GBPO AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GBPO’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN GBPO IS CONTAINED IN GBPO’S PROSPECTUS DATED OCTOBER 17, 2007, WHICH IS FILED WITH THE SEC, AND IS ALSO CONTAINED IN GBPO’S PRELIMINARY PROXY STATEMENT. GBPO’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING GBPO’S PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2008, Global BPO Services Corp., a Delaware corporation (“GBPO”), entered into an amended and restated merger agreement (the “Merger Agreement”) with River Acquisition Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of GBPO (“River”), and Stream Holdings Corporation, a Delaware corporation (“Stream”), to amend and restate in its entirety that certain Agreement and Plan of Merger, dated as of January 27, 2008, by and among GBPO, River and Stream. Pursuant to the Merger Agreement, subject to GBPO stockholder approval, GBPO will acquire 100% of the issued and outstanding shares of capital stock of Stream.

On June 2, 2008, GBPO also entered into a privately negotiated Preferred Stock Purchase Agreement (the “Purchase Agreement”) with Ares Corporate Opportunities Fund II, L.P. (“Ares”), which provides for GBPO to issue and sell 150,000 shares (the “Preferred Shares”) of Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), to Ares for an aggregate purchase price of $150.0 million. GBPO and Ares have also agreed to enter into a stockholder’s agreement on the closing date to provide for certain rights and restrictions on the ownership of the Preferred Stock and any shares of common stock of GBPO into which they are converted.

Item 3.02 Unregistered Sales of Equity Securities.

As more fully described above, at the closing of the transactions contemplated by the Purchase Agreement, GBPO will issue the Preferred Shares to Ares, which are intended to be issued pursuant to the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.

The information contained in Item 1.01 of this report is incorporated by reference herein.

This report is neither an offer to sell nor a solicitation of offers to purchase securities of GBPO. The issuance of Preferred Stock by GBPO in connection with this transaction will not be registered under the Securities Act and the shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 8.01 Other Events.

GBPO will use the proceeds from the issuance of the Preferred Stock and its other available cash resources to tender for the purchase of up to 20,625,001 shares of its outstanding common stock at $8.00 per share. GBPO expects to commence the tender offer shortly after the closing of the merger and Preferred Stock transactions, and the offer will remain open for 20 business days. The tender offer will be available to all holders of outstanding shares of common stock, but the founding shareholders of GBPO and Ares have agreed not to participate in the tender offer.

The tender offer for the outstanding common stock of GBPO has not yet commenced. The press release attached hereto is for information purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of GBPO. GBPO has not commenced the tender offer for shares of its common stock described in this communication. Upon commencement of the tender offer, GBPO will file with the U.S. Securities and Exchange Commission (“SEC”) a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. GBPO shareholders and other investors should read these materials carefully when such documents are filed and become available, as they will contain important information about the terms and conditions of the tender offer. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at http://www.sec.gov, or from GBPO by directing a request to Global BPO Services Corp., 125 High Street, 30th Floor, Boston, Massachusetts 02110. Shareholders are urged to read those materials carefully prior to making any decisions with respect to the tender offer.

The foregoing descriptions of the Merger Agreement, Purchase Agreement and tender offer are qualified in their entirety by reference to the full text of the Merger Agreement, Purchase Agreement, and tender offer materials, copies of which are expected to be filed as exhibits to a subsequent Current Report on Form 8-K and, with respect to the tender offer, Schedule TO.

On June 2, 2008, BPO issued a press release announcing the Merger Agreement, Preferred Stock transactions and tender offer, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of Global BPO Services Corp. dated June 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2008

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Global BPO Services Corp. dated June 2, 2008.